Exhibit 99.1

ABOUT UNION BANKSHARES			SHAREHOLDER ASSISTANCE AND INVESTOR INFORMATION		DEAR SHAREHOLDER,	February 9, 2012
Union Bankshares, Inc. operates as the holding company for Union Bank, which provides com-mercial, retail and municipal banking services and asset management services throughout northern Vermont and northwestern New Hampshire. Union Bank was founded in 1891 in Morrisville, Vermont, where the Bank's and its holding company's head-quarters are located. Union Bank has recently grown through acquisition and operates 17 bank-ing offices, a loan center and 33 ATMs.

We are pleased to report 2011 was a year of significant growth for your Company, with increases in deposits of 25.7%, assets of 21.7% and loans of 12.4%. These increases were due in large part to the acquisition of the three New Hampshire branches in late May, but also through organic growth in a number of the markets we serve.

This growth is in addition to the $80 million in residential loans originated and sold into the secondary market to generate fee income and reduce long term interest rate risk. Income generated from these activities was $1.75 million, net of delivery fees. Our total serviced loan portfolio at year end was $637 million, of which $209 million was serviced for others. Needless to say, with interest rates remaining at historic lows through the year, residential refinancing activity was strong yet again.

How long interest rates will remain at these levels is the subject of much speculation; however we do not believe there will be any substantial change in the near future. Borrowers are happy, depositors less so as their deposits are not yielding the returns desired.

The acquisition of the New Hampshire branches also brought one-time expenses of $420 thousand. These, coupled with an increase in the provision for loan losses mainly due to loan growth, salaries and benefits, and occupancy expense initially impacted earnings. However, as you can see from the fourth quarter results, the effects of the return on the growth over the one-time expenses during the year generated a significant earnings improvement for the quarter. Typically our fourth quarter is strongest for earnings.

Looking back on 2011 it is appropriate to comment on the regulatory environment. As we all know, sweeping bank reform legislation has been enacted with new rules and requirements promulgated almost weekly. Banks will have no choice but to comply, add additional compliance staff and ensure the regulations, as they are written, are implemented. We believe there is opportunity in this environment for banks who take the lead in integrating these changes into their operations.

Looking forward to 2012 we will focus on improving our interest income as we convert some of our short term, low yield investments into short to mid-term loans. Our plan also calls for further business development efforts in all our markets, as well as to review our efficiency and product offerings to ensure we remain competitive, profitable and a sound investment.

Enclosed is your dividend check or advice of deposit, representing a dividend of $0.25 per share to shareholders of record January 28, 2012, and payable February 9, 2012.

Sincerely,

If you need assistance with a change in registration of certificates, combining your certificates into one, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact JoAnn Tallman, Assistant Secretary at 802-888-6600 or contact our Transfer Agent at the address and phone number listed below:

Union Bank is committed to the communities it serves, and encourages employee participation in community events and charitable services. The growing asset base of over $552 million provides the financial strength to successfully serve its con-stituents.

			Transfer Agent:	Registrar & Transfer Company Attn: Stock Transfer Department 10 Commerce Drive Cranford, NJ 07016 Phone: 800-368-5948 Fax: 908-497-2318 E-mail: info@rtco.com
Union Bank has scored an “Outstanding” rating on all Community Reinvestment Act examina-tions since 1995 and has been an SBA “Preferred Lender” since 1987.

UNION BANK OFFICES (ATMS AT ALL BRANCH LOCATIONS)
NASDAQ Stock Market
VERMONT	MORRISVILLE	S. BURLINGTON	Ticker Symbol:	UNB
DANVILLE	20 Lower Main St.	Loan Center	Corporate Name:	Union Bankshares, Inc.
421 Route 2 East	802-888-6600	30 Kimball Ave.	Corporate Address:	20 Lower Main Street
802-684-2211	65 Northgate Plaza	802-865-1000		PO Box 667
FAIRFAX	Route 100	STOWE		Morrisville, VT 05661-0667
Jct. Rtes. 104&128	802-888-6860	47 Park St.	Investor Relations:	www.UnionBankVT.com
802-849-2600	ST. ALBANS	802-253-6600
HARDWICK	15 Mapleville Depot	NEW HAMPSHIRE
103 VT Rte. 15	802-524-9000	GROVETON
802-472-8100	ST. JOHNSBURY	3 State Street
JEFFERSONVILLE	364 Railroad St.	603-636-1611
44 Main St.	802-748-3131	LITTLETON
802-644-6600	325 Portland St.	263 Dells Road
JOHNSON	802-748-3121	603-444-7136
198 Lower Main St.	Green Mtn. Mall	76 Main Street
802-635-6600	1998 Memorial Dr.	603-444-5321
LYNDONVILLE	802-748-2454	N. WOODSTOCK
183 Depot St.		155 Main Street
802-626-3100		603-745-2488

Fourth Quarter Financial Report				CONSOLIDATED BALANCE SHEETS (unaudited, in thousands)
				ASSETS		December 31, 2011		December 31, 2010
DIRECTORS - UNION BANKSHARES, INC.		OFFICERS - UNION BANK		Cash and due from banks			$5,871		$5,447
Kenneth D. Gibbons-Chairman	David S. Silverman	Tracy Pierce Ash-Assistant Treasurer	Littleton	Federal funds sold & overnight deposits			18,510		8,845
Cynthia D. Borck	John H. Steel	Rhonda L. Bennett-Vice President	Morrisville	Interest bearing deposits in banks			24,020		14,041
Steven J. Bourgeois	Schuyler W. Sweet	Therese H. Butler-Assistant Vice President	Morrisville	Investment securities			46,954		24,280
Timothy W. Sargent	Neil J. Van Dyke	Stacey L.B. Chase-Assistant Treasurer	Morrisville	Loans held for sale			4,888		5,610
		Jeffrey S. Ciochetto-Senior Vice President	Morrisville	Loans, net			424,496		376,460
DIRECTORS - UNION BANK		Jeffrey G. Coslett-Senior Vice President	Morrisville	Reserve for loan losses			(4,226)		(3,754)
Kenneth D. Gibbons-Chairman	David S. Silverman	John Currier-Assistant Vice President	Groveton	Premises and equipment, net			9,163		7,842
Cynthia D. Borck	John H. Steel	Michael C. Curtis-Vice President	St. Albans	Other real estate owned, net			1,476		1,609
Steven J. Bourgeois	Schuyler W. Sweet	Peter J. Eley-SVP, Managing Trust Officer	Morrisville	Accrued interest & other assets			21,599		13,705
Timothy W. Sargent	Neil J. Van Dyke	Kenneth D. Gibbons-Chairman & CEO	Morrisville	Total Assets			$552,751		$454,085
		Don D. Goodhue-Vice President	Morrisville	LIABILITIES & SHAREHOLDERS' EQUITY
OFFICERS - UNION BANKSHARES, INC.		Melissa A. Greene-Asst. Vice President	Hardwick	Noninterest bearing deposits			$76,656		$64,526
Kenneth D. Gibbons-Chairman & CEO		Karyn J. Hale-Vice President	Morrisville	Interest bearing deposits			239,058		180,386
David S. Silverman-President		Claire A. Hindes-Asst. Vice President	Morrisville	Time deposits			157,725		131,748
Marsha A. Mongeon-Vice President/Treasurer/CFO		Robert D. Hofmann-Senior Vice President	Morrisville	Borrowed funds			29,014		28,986
John H. Steel-Secretary		Patricia N. Hogan-Vice President	Morrisville	Accrued interest & other liabilities			9,959		6,715
JoAnn A. Tallman-Assistant Secretary		Tracey D. Holbrook-Regional Vice Pres.	St. Johnsbury	Common stock			9,847		9,843
		Lura L. Jacques-Asst. VP, Trust Officer	St. Albans	Additional paid-in capital			276		244
REGIONAL ADVISORY BOARDS		Lynne P. Jewett-Assistant Vice President	Morrisville	Retained earnings			38,385		37,623
NORTHERN NEW HAMPSHIRE		Stephen H. Kendall-Vice President	Morrisville	Accumulated other comprehensive loss			(4,346)		(2,163)
Judy F. Aydelott	Schuyler W. Sweet	Susan O. Laferriere-Vice President	St. Johnsbury	Treasury stock at cost			(3,823)		(3,823)
Joel S. Bourassa	Norrine A. Williams	Dennis J. Lamothe-Vice President	St. Johnsbury	Total Liabilities & Shareholders' Equity			$552,751		$454,085
Stanley T. Fillion		Susan F. Lassiter-Vice President	Jeffersonville	Standby letters of credit were $1,811,000 and $1,494,000 at December 31, 2011 and 2010, respectively.
		Christine S. Latulip-Regional Vice President	Littleton
ST. ALBANS		Edward L. Levite-Senior Loan Originator	So. Burlington	CONSOLIDATED STATEMENTS OF INCOME (unaudited, in thousands)
Steven J. Bourgeois	Daniel J. Luneau	Virginia M. Locke-Assistant Vice President	Littleton		12/31/11	12/31/10		12/31/11	12/31/10
Coleen K. Kohaut	Samuel H. Ruggiano	Carrie R. Locklin-Assistant Vice President	Morrisville		(3 months ended)			(12 months ended)
		Robyn A. Masi-Vice President	Stowe	Interest income	$6,318	$5,815		$23,668	$22,907
ST. JOHNSBURY		Sherrie A. Menard-Assistant Vice President	Morrisville	Interest expense	930	996		3,908	4,117
J.R. Alexis Clouatre	Rosemary H. Gingue	Marsha A. Mongeon-Sr. Vice President, CFO	Morrisville	Net interest income	5,388	4,819		19,760	18,790
Dwight A. Davis	Justin P. Lavely	Karen Carlson Noyes-Vice President	Morrisville	Provision for loan losses	325	140		775	520
Kirk Dwyer	Nancy J. Poulos	Barbara A. Olden-Vice President	St. Johnsbury	Net interest income after	5,063	4,679		18,985	18,270
ALL-		Deborah J. Partlow-Asst. VP, Sr. Trust Officer	Morrisville	provision for loan losses
ALL: Kenneth D. Gibbons		Bradley S. Prior-Assistant Treasurer	Morrisville	Trust income	145	138		548	482
		Craig S. Provost-Vice President	Stowe	Noninterest income	1,926	1,372		6,583	5,159
		Robert J. Richardson-Vice President	Morrisville	Noninterest expenses:
		David S. Silverman-President	Morrisville	Salaries & wages	2,021	1,720		7,762	6,559
		Judy R. Smith-Assistant Vice President	St. Albans	Pension & employee benefits	767	695		3,154	2,828
		John H. Steel-Secretary	Morrisville	Occupancy expense, net	295	237		1,127	937
		Curtis C. Swan-Assistant Vice President	Fairfax	Equipment expense	338	285		1,227	1,057
		JoAnn A. Tallman-Assistant Secretary	Morrisville	Other expenses	1,623	1,479		6,508	5,240
		Francis E. Welch-Assistant Vice President	Morrisville	Total	5,044	4,416		19,778	16,621
		Martha J. Wilkins-Assistant Treasurer	Lyndonville	Income before taxes	2,090	1,773		6,338	7,290
		Lorraine G. Willett-Assistant Vice President	Morrisville	Income tax expense	357	391		1,119	1,703
				Net income	$1,733	$1,382		$5,219	$5,587
				Earnings per share	$0.39	$0.31		$1.17	$1.25
				Book value per share				$9.05	$9.36